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                                                                   Exhibit 10(e)

                             INTERCO INCORPORATED


                        Summary of Terms of Bonus Plan
                        ------------------------------

                               BONUS PLAN WITH
                        THE LANE COMPANY, INCORPORATED


A bonus plan was in effect during the calendar year ended December 31, 1995 whereby all management personnel of The Lane Company, Incorporated, including K. Scott Tyler, were entitled to receive a bonus equal to a predetermined percentage of the pre-tax earnings of The Lane Company, Incorporated.